Exhibit 10.4


         COLLATERAL MORTGAGE             *     UNITED STATES OF AMERICA

                    BY                   *     STATE OF LOUISIANA

         SOUTH LOUISIANA ETHANOL, L.L.C  *     PARISH OF PLAQUEMINES
              Mortgagor                  *     *  *  *  *  *  *  *  *  *  *

         IN FAVOR OF                     *     BE IT KNOWN, that on this 31st

         ENGLOBAL ENGINEERING, INC.      *     day of the month of August, in


                                         *     the year of our Lord two thousand
                                         *     seven;
* *  *  *  *  *  *  *  *  *  *  *  *  *  *


     BEFORE ME, FRANCIS J. LOBRANO, a Notary Public, duly commissioned and qualified, in and for the Parish of Plaquemines, State of Louisiana, therein residing, and in the presence of the witnesses hereinafter named and undersigned;

     PERSONALLY CAME AND APPEARED:

     SOUTH LOUISIANA ETHANOL, L.L.C., a Louisiana limited liability company domiciled in the Parish of Plaquemines, represented herein by its duly authorized Manager Kennett F. Stewart;

           Present Mailing Address: 278 E. Ravenna Road, Myrtle Grove,
                                 Louisiana 70037

which said appearer, hereinafter referred to as "Mortgagor", declared unto me, Notary, that the purpose of this present act of mortgage is to enable them, when occasion may require, either to sell hereinafter described mortgage note, or to pledge or pawn said note as collateral security, from time to time, to secure any loan or loans it may desire to make or as security for any obligations, upon such terms and conditions as he may deem advisable and proper, it being specifically understood that possession of the said mortgage note at any time by the mortgagor shall not extinguish said note or this present mortgage securing his payment, and that mortgagor shall have the right to issue and reissue said note from time to time, as his convenience may require, without in any manner extinguishing the said note or affecting the obligation of said note or the security of this mortgage.

     For the purposes aforesaid, mortgagor does by these presents declare and acknowledge a debt in the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), in favor of ENGlobal Engineering, Inc. or any future holder or holders of their said mortgage note, and, to evidence said indebtedness, has executed, under date hereof, its Collateral Mortgage Note for the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) made payable on demand to the order of "Bearer" at 654 N. Sam Houston Parkway, Suite 400, Houston, Texas 77060 and bearing EIGHTEEN (18.00 %) PERCENT interest per annum from date until paid, which note, after having been paraphed "Ne Varietur" by me, Notary, for identification herewith, was delivered to the said mortgagee who hereby acknowledges receipt thereof.

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     Now, in order to secure the full and final payment of said note, if negotiated, at its maturity, together with all interest, attorney's fees, premiums of insurance, taxes, costs and other charges and/or the payment of any other debt or note, or notes, for which the said mortgage note may be given or pledged as collateral security, the said mortgagor declares that he does, by these presents, specially mortgage, affect and hypothecate unto and in favor of any future holder or holders of said mortgage note, whether the same be held as an original obligation or in pledge, the hereinafter described property, to-wit:

     TRACT A-1A

     A CERTAIN PORTION OF GROUND located in Alliance and St. Rosalie Plantation, Section 5, T16S, R25E, Southeast District of Louisiana, West of the Mississippi River, Plaquemines Parish, Louisiana in an area bounded by La. State Highway No 23, the Mississippi River, above by Citrus Lands of Louisiana, and below by La. Power & Light co., designated as Tract A-1C and described as follows:

          Commence from the intersection of the upper line of La. Power & Light Co. Property and the original easterly right of way line of La. State Highway 23 said point having coordinates X=2,430,858.48, Y=366,504.59 and go North 21(degree)56'19" West a distance of 416.07; thence go North 69(degree)07'01" East a distance of 2111.83 feet to the POINT OF BEGINNING. Thence continue North 69(degree)07'01" East a distance of 210.64 feet; thence go of North 20(degree)52'59" West a distance of 1301.27 feet; thence go of North 69(degree)07'01" East a distance of 1221.80 feet; thence go of South 24(degree)30'41" East a distance of 95.98 feet; thence go South 20(degree)53'09" East a distance of 505.11 feet; thence go of South 13(degree)29'42" East a distance of 159.40 feet; thence go of South 29(degree)50'59" East a distance of 220.75 feet; thence go of South 20(degree)49'56" East a distance of 332.00 feet; thence go of North 69(degree)07'01" East a distance of 170.23 feet; thence go of South 20(degree)43'33" East a distance of 358.55 feet; thence go of South 69(degree)08'57" West a distance of 1397.84 feet; thence go of North 20(degree)47'37" West a distance of 222.20 feet; thence go of North 63(degree)58'24" West a distance of 55.28 feet; thence go of South 69(degree)12'23" West a distance of 186.13 feet; thence go of North 20(degree)52'59" West a distance of 102.66 feet to the POINT OF BEGINNING.

          All as shown on a plan of resubdivision by Dufrene Surveying & Engineering Inc. dated July 3, 2006 and containing 48.9831 acres.

     Together with all the buildings and improvements, appurtenances and attachments, rights, ways, privileges, servitudes, advantages, thereunto belonging or in anywise appertaining, including all immovables by nature or destination, now or hereafter forming part of and attached to or connected with said property or used in connection therewith.

     Said property shall remain specially mortgaged, affected and hypothecated unto and in favor of mortgagee and any future holder or holders of the hereinafter described note until the full and final payment thereof, or up to the full value of said note, together with interest, attorney's fees, costs and other charges, said mortgagor hereby binding himself not to sell, mortgage, encumber or deteriorate said property to the prejudice of this act.

     The said mortgagor further declared that it does by these presents, consent, agree and stipulate that in the event said note is not paid punctually when said note is due and matures, either as to principal or interest, or if mortgagor herein becomes insolvent or applies to the bankruptcy court in any proceeding under bankruptcy law or for adjudication in voluntary bankruptcy, or if proceedings be instituted against mortgagor in involuntary bankruptcy, or any proceedings be instituted against mortgagor looking toward the appointment of a receiver, curator or syndic, or in the event of the non-payment of any taxes and assessments levied against the herein described property, as hereinafter required, or in the event that mortgagor failed to effect and maintain the insurance required herein upon the improvements on the mortgaged property, or

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create or suffer to be created any other lien or charge superior in rank to the mortgage herein granted, or if any proceedings shall be commenced against mortgagor under any other mortgage, either superior or subordinate in rank to this mortgage, bearing on and affecting all or any part of the property mortgaged herein, or generally fail to do and perform any of the covenants herein contained, then, in any event, at the option of any holder or holders of the within described note, said note shall, ipso facto, become due, exigible and payable, without any demand, protest or notice of any kind whatsoever, and without any formal putting in default, or any other proceedings, and it shall be lawful for, and mortgagor hereby authorizes the then holder or holders of said herein described note to cause, all and singular, the property herein mortgaged to be seized and sold under executory process, or any other process, issued by any competent court, mortgagor hereby confessing judgment in favor of mortgagee or any future holder or holders of the said note, and consenting, in the event executory process be not resorted to, that by virtue of the confession of judgment herein contained, mortgagor waives allotment, citation and all legal notices and delays and consents that judgment may be rendered, signed and executed immediately, either in vacation, or term time. Mortgagor specifically waives the benefit of any and all laws, or parts of laws, relative to the appraisement of property seized or sold under executory process, or any other process, and consents and agrees that said property may be sold without appraisement to the highest bidder, for cash, said mortgagor hereby expressly dispensing with all and any appraisement of said property.

     Mortgagor binds himself to keep the buildings and improvements on the property herein mortgaged constantly insured against loss by fire and against such other risks as mortgagee may designate up to the full amount of the aforesaid note and to transfer the policy or policies of insurance to the holder or holders of the said note, hereby consenting and agreeing that any holder of said note shall have the right to transfer any such policy to any future holder or holders of said note. In case of the mortgagor's failure to effect such insurance, the holder or holders of the said note shall have the right to do so, and the reimbursement of any sums paid for that purpose shall be secured by the within mortgage, but this clause shall not be construed as obligatory on any holder or holders of said note, or as making any of them liable for any loss, damage or injury which may result from the non-insurance of said buildings and improvements. In any event, it shall be at the exclusive option of the holder or holders of the said note to treat mortgagor's failure to insure said buildings and improvements as a breach of mortgagor's obligations hereunder, maturing the said note and authorizing the holder or holders of said note to proceed either by executory process, or other legal process, as hereinabove provided.

     Mortgagor specifically agrees to pay all taxes, charges or assessments on said property, and, in the event that tax charges or assessments become delinquent, any holder or holders of said note, at his or their option, is fully authorized to pay the same, and thereby become subrogated to all the rights and privileges of the City, Parish or the State, or other governmental taxing authority, it being agreed that any holder or holders of said note shall be entitled to interest at the rate of EIGHTEEN (18%) percent per annum on any amount so advanced or paid from the date of such payment until reimbursement, the mortgage hereinabove granted being extended to cover the amount of such taxes, charges, assessments, interest and all costs. In any event, it shall be at the exclusive option of the holder or holders of said note to treat mortgagor's failure to pay such taxes, charges and assessments as a breach of mortgagor's obligation hereunder, maturing the said note and authorizing the holder or holders of said note to proceed either by executory process, or other legal process, as hereinabove provided.

     It is further understood and agreed that in the event of the passage, after the date of this mortgage, of any law deducting from the value of land for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured by mortgages or the manner of the collection of any such taxes, so as to affect this mortgage or in any manner seeking to enforce the payment of such taxes by the mortgagee or any future holder or holders of the said note, then and in any of said events the mortgagor binds and obligates himself to pay any and all taxes which may be assessed against the mortgagee by reason of this mortgage, to the complete

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exoneration and discharge of said mortgagee. In default of such payment by the mortgagor, the mortgagee may pay said tax, and the amount so paid, with interest thereon at the rate set forth in the said note from date of such payment, shall be secured by the mortgage herein granted.

     The said mortgagor further binds and obligates himself to keep the mortgaged property, including all fences, buildings and other improvements now on the said premises or hereafter put thereon, in good condition and repair, and generally to do no act by which the value of said mortgaged premises may be impaired.

     Mortgagor warrants that there are no unpaid labor or materialmen's or other claims, liens or privileges for repairs or renovations to or constructions upon the herein described property outstanding and unpaid on the date hereof which would prime the mortgage herein granted. It is further understood and agreed that after the date of this mortgage said mortgagor, before entering into any contract or agreement, either verbal or written, recorded or unrecorded, whereby any lien, privilege, mortgage or other encumbrance in favor of any mechanic, builder, artisan, workman, laborer, or any other person, or in favor of any furnisher of material, supplies, machinery or fixtures is created, shall obtain the written consent of the mortgagee, and in default of such written consent, the entering into of such agreement or contract shall be deemed a fraud upon the rights of the holder or holders of said note and shall entitle said holder or holders of said note to declare the entire debt herein secured immediately due and payable, and to institute foreclosure proceedings thereon.

     In the event default is made in payment of any installment, if the note or notes secured by this mortgage provide for payment thereof in installments, or in the event default is made in payment of any note, if a series of notes is secured by this mortgage, at the option of any holder thereof, all remaining unpaid installments and/or notes may be declared at once due and payable in full.

     The said mortgagor moreover binds himself in case it should become necessary to place said note in the hands of an attorney for collection or to protect the rights of any holder thereunder, or to institute suit for the recovery of the amount of said note, or any interest, or any part thereof, to pay the fees of the attorney-at-law who may be employed for that purpose, which fees are hereby fixed at 25% PERCENT on the amount due or sued for.

     Now to secure the faithful performance of all of mortgagor's obligations, and the reimbursement and payment of said note and attorney's fees, taxes and premiums of insurance, as above specified, the mortgagor does by these presents further specially mortgage and hypothecate the hereinabove described property unto and in favor of said mortgagee and all future holder or holders of said note hereby confessing judgment for the full amount of said note in principal and interest, together with all costs, attorney's fees, taxes and premiums of insurance.

     The mortgagor binds and obligates himself to reinscribe this mortgage in the manner in which the original recordation was made in the records of the Recorder of Mortgages for the Parish in which said original recordation was made on or before one year prior to the date of the expiration of each successive period after which this mortgage would be barred by prescription unless reinscribed, said reinscription to be made at the expense and cost of the mortgagor. In the event mortgagor shall default in complying with this obligation to reinscribe this act on or before the date specified, and in the manner provided, then and in that case, the entire amount due on the note, or notes secured by this mortgage, together with all interest, attorney's fees, insurance premiums, costs and expenses, shall at the option of the holder or holders of the said note or notes, immediately become due and payable, or, in the alternative, the holder or holders of the said note or notes, may at his or their option, cause this mortgage to be reinscribed in the records of the aforesaid Recorder of Mortgages, at the cost of mortgagor.

     The mortgagor agrees that the herein mortgaged property shall not be sold or transferred with the right of assumption of the balance due on the herein mortgage without the prior written consent of the mortgagee, or any future holder or holders of the note or notes secured by this mortgage, the mortgagee reserving the right to demand the immediate payment of the balance on the aforesaid note, with interest, should the mortgagor violate these covenants.

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     Any extensions granted or allowed for the payment of said note or notes, or any installment thereof, or for the performance of any other obligations assumed herein by the mortgagor, shall not be construed as a waiver of any of the rights of the mortgagee or any holder or holders of said note or notes.

     It is specifically understood that the stipulations and obligations of the within described note or notes, and of this mortgage, are joint and solidary as to the makers of the said note or notes and the mortgagor herein. It is specifically understood that all the obligations of the said note or notes and this said act shall be binding upon the heirs, successors, executors, administrators, representatives and assigns of each and every note maker or mortgagor hereunder, and that whenever used herein any word importing the singular shall as well include the plural and any pronoun importing gender shall include the masculine, feminine or neuter. "Mortgagee" shall be deemed to include the named mortgagee herein as well as any and all future holder or holders of the note or notes secured hereby.

     The parties hereto acknowledge that there has been called to their attention by the undersigned Notary encroachments and restrictions, if any, as shown on a survey or in the chain of title, and they hereby release and relieve the attorney who examined the title and the undersigned Notary from any and all responsibility in connection therewith.

     Mortgagor warrants that there are no unpaid labor or materialmen's or other claims or privileges for repairs or renovations to or constructions upon the herein described property outstanding and unpaid on the date hereof which would prime the mortgage herein granted.

     The parties to this Act waive all Certificates required by law and relieve and release me, Notary, from the non-production of same.

     THUS DONE AND PASSED in my office in the Parish and on the day, month and year herein first above written, in the presence of the undersigned competent witnesses, who hereunder sign their names with the said appearers, and me, Notary, after reading of the whole.

WITNESSES:                                  MORTGAGOR

                                            SOUTH LOUISIANA ETHANOL, L.L.C.


---------------------------------           ------------------------------------
                                            BY:  KENNETT F. STEWART
                                            TITLE:  MANAGER


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                    ----------------------------------------
                                  NOTARY PUBLIC



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